Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA
Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

SHAP 2018-1, LLC. 1251 Avenue of the Americas, Floor 50 New York, New York 10020

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of mortgage loans in connection with the proposed offering of CFMT 2021-HB7, LLC, Asset-Backed Notes, Series 2021-3. SHAP 2018-1, LLC. (the “Company”) is responsible for the information provided to us, including the information set forth in the Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Data File. Additionally, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Nomura Securities International, Inc. and Performance Trust Capital Partners, LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Data File and communicated differences prior to being provided the final Data File which was subjected to the procedures described below.

Agreed-Upon Procedures

On October 14, 2021, representatives of the Company provided us with a computer generated mortgage asset data file and related record layout (the “Data File”) containing data, as represented to us by the Company, as of the close of business September 30, 2021, with respect to 2,671 mortgage loans (the “Mortgage Loans”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Mortgage Loans relating to the mortgage asset characteristics (the “Characteristics”) set forth on the Data File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1	WAM ID (for informational purposes only)	48	Borrower Death Date
2	Subservicer ID (for informational purposes only)	49	Co Borrower Death Date
3	Subservicer Name (for informational purposes only)	50	Borrower Gender
4	Property Type	51	Co-Borrower Gender
5	Property City	52	Most Recent Appraisal Date
6	Property State	53	Most Recent Appraisal Value
7	Zipcode	54	Due & Payable Appraisal Date
8	Original Appraisal Date	55	Due & Payable Appraisal Amount
9	Original Appraisal Value	56	FCL Appraisal Date
10	Original Principal Balance	57	FCL Appraisal Value
11	Current Unpaid Balance	58	DIL Appraisal Date
12	Interest Type	59	DIL Appraisal Value
13	Current Interest Rate	60	Short Sale Appraisal Date
14	ARM Index	61	Short Sale Appraisal Value
15	ARM Margin	62	REO Appraisal Date
16	ARM Next IR Change Date	63	REO Appraisal Value
17	ARM Rate Change Frequency	64	BPO Valuation Date
18	ARM Max Rate	65	BPO Valuation
19	Funded Date	66	Most Recent Property Valuation Date
20	Closing Date	67	Most Recent Property Valuation
21	MIC Endorsement Date	68	AVM Valuation
22	Max Claim Amount	69	AVM Valuation Date
23	Loan Status	70	Most Recent Valuation Incl AVM
24	Active Bankruptcy Flag	71	Most Recent Valuation Date Incl AVM
25	Bankruptcy Filed Date	72	Outstanding Tax and Insurance Advances
26	Bankruptcy Dismissed/Discharged Date	73	Outstanding Corporate Advances
27	Bankruptcy Motion for Relief Granted Date	74	Outstanding Legal Fee Advances
28	Occupancy Status	75	Outstanding Legal Cost Advances
29	Default Balance	76	Outstanding Other Advances
30	Default Date	77	Outstanding Total Advances
31	HUD D&P Approval	78	Post D&P Servicing Fee
32	Called Due & Payable Flag	79	Post D&P MIP
33	Called Due & Payable Date	80	Post D&P Capitalized Interest
34	Loan Balance at Called D&P Date	81	Post D&P Repayments
35	First Legal Deadline Date	82	Original Note Rate
36	First Legal Completed Date	83	Original Principal Limit
37	HUD Notification First Legal	84	Current Payment Plan
38	Foreclosure Scheduled Sale Date	85	Repay Plan Signed Letter Received
39	Foreclosure Confirmed Sale Date	86	At Risk Reason
40	Foreclosure Deed Recording Date	87	At Risk Ext Request Date
41	Deed In Lieu Recording Date	88	MERS MIN Number
42	Marketable Title Acquired Date	89	Borrower Age
43	Servicing Fee	90	Co Borrower Age
44	Debenture Interest Rate	91	Most Recent Appraisal LTV + Ins
45	MIP Rate	92	Most Recent Property LTV + Ins
46	Borrower Birth Date	93	Most Recent LTV + Ins Incl AVM
47	Co Borrower Birth Date

We compared Characteristics 4. through 88. to the corresponding information set forth on or derived from electronic mortgage loan files, prepared, created and delivered by the Company, from the Servicer’s servicing system, as of close of business September 30, 2021 (collectively, the “Servicer System File”).

With respect to Characteristic 89., we recomputed the Borrower Age as the number of years between (i) the borrower birth date (as set forth on the Servicer System File) and (ii) September 30, 2021.

With respect to Characteristic 90., we recomputed the Co Borrower Age as the number of years between (i) the co borrower birth date (as set forth on Servicer System File) and (ii) September 30, 2021.

With respect to Characteristic 91., we recomputed the Most Recent Appraisal LTV + Ins as the quotient of (i) the Current Unpaid Balance and (ii) the sum of (a) the Most Recent Appraisal Value and (b) the Max Claim Amount (each as set forth on the Servicer System File).

With respect to Characteristic 92., we recomputed the Most Recent Property LTV + Ins as the quotient of (i) the Current Unpaid Balance and (ii) the sum of (a) the Most Recent Property Valuation and (b) the Max Claim Amount (each as set forth on the Servicer System File).

With respect to Characteristic 93., we recomputed the Most Recent LTV + Ins Incl AVM as the quotient of (i) the Current Unpaid Balance and (ii) the sum of (a) the Most Recent Valuation Incl AVM and (b) the Max Claim Amount (each as set forth on the Servicer System File).

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Mortgage Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data File were found to be in agreement with the above-mentioned Source Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Mortgage Loans underlying the Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Mortgage Loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 15, 2021